UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

PROMETHEUS BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40187	81-4282653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Science Park Road San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 422-4300

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RXDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 16, 2023 (the “Closing Date”), Prometheus Biosciences, Inc., a Delaware corporation (“Prometheus”), completed the previously announced merger of Splash Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Merck & Co., Inc., a New Jersey corporation (“Merck”), with and into Prometheus (the “Merger”), with Prometheus surviving the Merger as a wholly owned subsidiary of Merck. The Merger was effectuated pursuant to the Agreement and Plan of Merger, dated as of April 15, 2023 (the “Merger Agreement”), by and among Merck, Merger Sub and Prometheus, as previously disclosed by Prometheus on April 17, 2023 in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of the issued and outstanding shares of Prometheus common stock, par value $0.0001 per share (“Prometheus Common Stock”), other than any shares of Prometheus Common Stock (i) owned immediately prior to the Effective Time by Merck, Merger Sub or Prometheus or by any direct or indirect wholly owned subsidiary of Merck, Merger Sub or Prometheus or (ii) owned by Prometheus stockholders who are entitled to demand and have properly and validly demanded their appraisal rights under Delaware law, was canceled and extinguished and automatically converted into the right to receive $200.00 per share in cash (the “Merger Consideration”), without interest and subject to any applicable withholding taxes.

In addition, at the Effective Time, (i) each outstanding Prometheus stock option, whether vested or unvested, was automatically canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the number of shares of Prometheus Common Stock underlying such option immediately prior to the Effective Time multiplied by (B) the amount, if any, by which the Merger Consideration exceeded the exercise price per share of such option, (ii) each outstanding Prometheus restricted stock unit (“RSU”) was automatically canceled and converted into the right to receive an amount in cash equal to the product of (A) the number of shares of Prometheus Common Stock underlying such RSU immediately prior to the Effective Time multiplied by (B) the Merger Consideration, without interest and subject to any applicable withholding taxes, and (iii) each outstanding share of restricted stock of Prometheus automatically became fully vested and was converted into the right to receive the Merger Consideration.

Prometheus’ definitive proxy statement, filed with the SEC on May 16, 2023, as supplemented on June 6, 2023 (the “Proxy Statement”), contains additional information about the Merger and the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of Prometheus in the Merger.

The foregoing description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Prometheus with the SEC on April 17, 2023, and is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, Prometheus requested that The NASDAQ Stock Market LLC (“NASDAQ”) suspend trading of Prometheus Common Stock prior to the opening of trading on June 16, 2023 and file with the SEC an application on Form 25 to delist and deregister Prometheus Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of Prometheus Common Stock from NASDAQ will be effective 10 days after the filing of the Form 25. Following the effectiveness of such Form 25, Prometheus intends to file with the SEC a certification on Form 15 requesting the termination of registration of the Prometheus Common Stock under Section 12(g) of the Exchange Act and the suspension of Prometheus’ reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Prometheus Common Stock.

The information set forth in Item 2.01 of this report is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03, respectively, of this report is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of Prometheus occurred on the Closing Date and Prometheus became a wholly owned subsidiary of Merck. Merck funded the acquisition through the use of cash on hand, commercial paper or existing or new credit facilities, as described in the Proxy Statement.

The information set forth in Items 2.01, 3.03, 5.02 and 5.03, respectively, of this report is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.02.

Pursuant to the Merger Agreement, as of the Effective Time, each of the directors of Prometheus (Mark C. McKenna, Helen C. Adams, Fred Hassan, Martin Hendrix, Ph.D., James Laur, Joseph C. Papa, Judith L. Swain, M.D. and Mary Szela) resigned from the board of directors of Prometheus. At the Effective Time, Jon Filderman, Rita Karachun and Aaron Rosenberg, each a director of Merger Sub immediately prior to the Effective Time, became directors of Prometheus.

In connection with the Merger, at the Effective Time, Mark C. McKenna, Keith W. Marshall, Ph.D. and Mark Stenhouse ceased to be executive officers of Prometheus. In accordance with the terms of the Merger Agreement, at the Effective Time, the officers of Merger Sub became the officers of Prometheus.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, as of the Effective Time, the certificate of incorporation of Prometheus, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03.

In addition, as of the Effective Time, in accordance with the Merger Agreement, the bylaws of Prometheus, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Bylaws”). The Bylaws, as so amended and restated, are filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 15, 2023, by and among Prometheus Biosciences, Inc., Merck & Co., Inc. and Splash Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Prometheus’ Current Report on Form 8-K filed on April 17, 2023)*

3.1	Amended and Restated Certificate of Incorporation of Prometheus Biosciences, Inc.

3.2	Amended and Restated Bylaws of Prometheus Biosciences, Inc.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Prometheus hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that Prometheus may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2023	PROMETHEUS BIOSCIENCES, INC.

	By:	/s/ Kelly E.W. Grez
	Name:	Kelly E.W. Grez
	Title:	Secretary